Exhibit 99.1

Skechers and 3G Capital Announce Receipt of All Required Regulatory Approvals for

Proposed Acquisition and Election Deadline

LOS ANGELES & NEW YORK – AUGUST 28, 2025 — Skechers U.S.A., Inc. (“Skechers” or the “Company”) (NYSE: SKX) and 3G Capital Partners L.P. (“3G Capital”) today announced that all regulatory approvals required to complete the previously announced acquisition of Skechers by 3G Capital (the “Transaction”) have now been received. The parties currently anticipate the Transaction will close on September 12, 2025, subject to the satisfaction of customary closing conditions contained in the parties’ definitive merger agreement, dated as of May 4, 2025 (the “Merger Agreement”).

Skechers and 3G Capital also announced today that the deadline for Skechers stockholders of record to elect the form of merger consideration they wish to receive in connection with the Transaction is 5:00 p.m. Eastern Time on September 5, 2025 (such deadline, as it may be extended, the “Election Deadline”). Skechers stockholders who hold shares in “street name” through a bank, brokerage or other nominee may be subject to an earlier election deadline and should carefully review any materials they received from their bank, brokerage or other nominee. No elections will be permitted after the Election Deadline.

The election materials necessary for Skechers stockholders of record to make an election as to the form of merger consideration they wish to receive were sent beginning on or around August 5, 2025 to holders of record of Skechers common stock as of July 29, 2025.

Skechers stockholders of record wishing to make an election must deliver properly completed election materials to Equiniti Trust Company, LLC by the Election Deadline. Skechers stockholders who hold shares in “street name” through a bank, brokerage or other nominee must carefully review and properly complete any election materials they received from their bank, brokerage or other nominee.

As further described in the election materials and in the parties’ Information Statement/Prospectus dated and filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2025, under the terms of the Merger Agreement, subject to the conditions set forth therein, Skechers stockholders can elect to receive, for each share of Skechers common stock: (i) $63.00 per share in cash (the “Cash Election Consideration”); or (ii) $57.00 per share in cash and one equity unit in a newly-formed, privately held company that will be the parent company of Skechers following the closing of the Transaction (such consideration, subject to the proration as described below, the “Mixed Election Consideration”).

No shares of Skechers common stock that are sold, transferred, assigned, or otherwise disposed of (including by derivative or hedging arrangement) between the close of trading on May 2, 2025 and the closing of the Transaction will be eligible to receive the Mixed Election Consideration.

A maximum of 20% of the outstanding shares of Skechers common stock will be eligible to receive the Mixed Election Consideration. If holders of shares representing more than the 20% of the outstanding Skechers stock elect to receive the Mixed Election Consideration, these elections will be subject to proration. Shares for which an election has not been made will be converted into the Cash Election Consideration.

Skechers stockholders with questions regarding the election materials or the election process should contact D.F. King & Co., Inc., the information agent for the election, at (888) 564-8149 (toll-free) or skechers@dfking.com, or their bank, brokerage or other nominee, as applicable, as soon as possible.

A more detailed description of the Transaction, the merger consideration and the election procedures is contained in the Information Statement/Prospectus. Skechers stockholders are urged to read the Information Statement/Prospectus carefully and in its entirety. Copies of the Information Statement/Prospectus may be obtained free of charge by following the instructions below under “Important Additional Information and Where to Find It.”

About Skechers

Skechers, The Comfort Technology Company® based in Southern California, designs, develops and markets a diverse range of lifestyle and performance footwear, apparel and accessories for men, women and children. The Company’s collections are available in approximately 180 countries and territories through department and specialty stores, and direct to consumers through skechers.com, and approximately 5,300 Skechers retail stores. A Fortune 500® company, Skechers manages its international business through a network of wholly-owned subsidiaries, joint venture partners, and distributors. For more information, please visit about.skechers.com and follow us on Facebook, Instagram and TikTok.

About 3G Capital

3G Capital is a global investment firm and private partnership built on an owner-operator approach to investing over a long-term horizon. For decades, 3G Capital partners have teamed with world-class management and founding families to acquire iconic businesses, unlocking durable growth and enduring value. Founded in 2004, 3G Capital is led by Alex Behring, Co-Founder and Co-Managing Partner, and Daniel Schwartz, Co-Managing Partner.

Special Note on Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 including but not limited to those statements related to the Transaction, such as financial estimates and statements as to the expected timing, benefits and effects of the Transaction, the likelihood of completion of the Transaction, and information regarding the businesses of the Company and 3G Capital, including 3G Capital’s and the Company’s objectives, plans and strategies for future operations. In most cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “indicate,” “may,” “plan,” “potential,” “project,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. These forward-looking statements, including statements regarding the Transaction, are based largely on information currently available to management of the Company and/or 3G Capital and their current expectations and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those expressed or implied by such forward-looking statements. Although the Company and 3G Capital believe their expectations are based on reasonable estimates and assumptions, such expectations are not guarantees of performance. There is no assurance that the Company’s and 3G Capital’s expectations will occur or that their estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the Transaction on the anticipated terms and timing or at all and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations during the pendency of the Transaction; (iv) the ability of the Company to retain and hire key personnel; (v) the diversion of Company and 3G Capital management’s time and attention from ordinary course business operations to completion of the Transaction; (vi) potential business uncertainty and changes to existing business relationships, during the pendency of the Transaction; (vii) the ability of 3G Capital to cause an initial public offering or another liquidity event, or to realize the anticipated benefits of and implementing its strategy following the Transaction within the expected time period or at all, or the risk that the successful implementation of such a strategy will not result in improved operating results or that certain stockholders may never realize a return on their investment; (viii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the risk that there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses, including unexpected capital expenditures; (x) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics and other public health issues, as well as the response of management of the Company and/or 3G Capital to any of these events; (xii) global economic, political, legislative, regulatory and market conditions (including competitive pressures), including the effects of tariffs, trade policies, trade wars, inflation and foreign currency exchange rate fluctuations around the world, the challenging consumer retail market in the United States and the impact of war and other conflicts around the world; (xiii) the ability to obtain the necessary financing arrangements set forth in the commitment letter received in connection with the Transaction, (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction; (xv) the risk that the Company’s stock price may decline significantly upon this announcement and while the Transaction is pending; (xvi) 3G Capital’s ability to maintain the Company’s brand name and image with customers; (xvii) 3G Capital’s ability to respond to changing consumer preferences, identify and interpret consumer trends, and successfully market new products; (xviii) the potential impact of the announcement or consummation of the Transaction on the Company’s relationships with suppliers, customers, employers and regulators; (xix) those risks and uncertainties set forth under the headings Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Information Statement/Prospectus, “Special Note on Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC , which are available via the SEC’s website at www.sec.gov; and (xx) those risks that are described in the Information Statement/Prospectus filed with the SEC in connection with the Transaction and available from the sources indicated below.

There can be no assurance that the Transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the Information Statement/Prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The forward-looking statements relate only to events as of the date on which the statements are made. Neither 3G Capital nor the Company undertakes to update or revise, and expressly disclaims any obligation to update or revise, any of their forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information, or otherwise, except as required by law. If one or more of these or other risks or uncertainties materialize, or if 3G Capital or the Company’s underlying assumptions prove to be incorrect, 3G Capital’s or the Company’s actual results may vary materially from what the parties may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of the parties’ forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company or 3G Capital.

Important Additional Information and Where to Find It

The registration statement (File No. 333-287891) containing the Skechers’ Information Statement and Beach Acquisition Co Parent’s Prospectus was declared effective by the SEC on August 5, 2025 and the Information Statement/Prospectus was mailed to the Company’s stockholders on or about August 5, 2025. This communication is not a substitute for the Information Statement/Prospectus or for any other document that the Company or 3G Capital may file with the SEC and send to the Company’s stockholders in connection with the Transaction. STOCKHOLDERS ARE URGED TO READ THE INFORMATION STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

Stockholders will be able to obtain free copies of the Information Statement/Prospectus and other documents filed with the SEC by 3G Capital and the Company through the website maintained by the SEC at http://www.sec.gov/. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company’s website at https://investors.skechers.com/financial-data/all-sec-filings.

Jennifer Clay

Media Relations

Skechers

jennc@skechers.com

Sonia Reback / Eunice Han

Investor Relations

Skechers

investors@skechers.com